                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM 8-K/A
                               AMENDMENT NO. 1


                                 CURRENT REPORT





                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934





Date of Report (Date of Earliest Event Reported):  March 20, 1998
                                                  ----------------


                         Atlantic Premium Brands, Ltd.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     1-13747                  36-3761400
----------------------------         ------------           -------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)



           650 Dundee Road, Suite 370, Northbrook, Illinois       60062
           ------------------------------------------------     ----------
               (Address of Principal Executive Offices)         (Zip Code)


       Registrant's telephone number, including area code (847) 480-4000
                                                          --------------

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a) The financial statements required by Item 7(a) relating to the acquisition of J.C. Potter Sausage Company ("Potter") described in Item 2 of the Current Report on Form 8-K of Atlantic Premium Brands, Ltd. (the "Company") filed on April 17, 1998 are included in pages F-1 through F-13 of this Amendment No. 1 to Form 8-K.

(b) The pro forma financial information required by Item 7(b) relating to the acquisition of Potter described in Item 2 of the Company's Current Report on Form 8-K filed on April 17, 1998 is included in pages F-14 through F-18 of this Amendment No. 1 to Form 8-K.

(c)  Exhibits.

     2 Asset Purchase Agreement dated as of March 6, 1998 among Potter's Acquisition Corp., J.C. Potter Sausage Company, Potter's Farm, Inc., Potter Rendering Co. and Potter Leasing Company, Ltd.(1)

______________
(1) Filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference.

                J.C. POTTER SAUSAGE COMPANY, INC. AND AFFILIATES


                     INDEX TO COMBINED FINANCIAL STATEMENTS



                                                                     Page
                                                                     ----

      Report of Independent Public Accountants                        F-2

      Combined Balance Sheets - as of June 30, 1996 and 1997          F-3

      Combined Statements of Income - for the years ended
         June 30, 1995, 1996 and 1997                                 F-4

      Combined Statements of Changes in Stockholders' Equity for the
         years ended June 30, 1995, 1996 and 1997                     F-5

      Combined Statements of Cash Flows - for the years ended
         June 30, 1995, 1996 and 1997                                 F-6

      Notes to Combined Financial Statements                          F-7

                    [ Letterhead of Arthur Andersen LLP ]


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Stockholders of
Atlantic Premium Brands, Ltd.:

We have audited the accompanying combined balance sheets of J.C. Potter Sausage Company, Inc. and affiliates (an Oklahoma company) as of June 30, 1996 and 1997, and the related combined statements of income, changes in stockholders' equity and cash flows for the years ended June 30, 1995, 1996 and 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of J.C. Potter Sausage Company, Inc. and affiliates as of June 30, 1996 and 1997, and the results of its operations and its cash flows for the years ended June 30, 1995, 1996 and 1997, in conformity with generally accepted accounting principles.




                                                /s/ Arthur Andersen LLP

Baltimore, Maryland,
  March 20, 1998

                J.C. POTTER SAUSAGE COMPANY, INC. AND AFFILIATES


                            COMBINED BALANCE SHEETS






                                                                   June 30,
                                               -------------------------------------     March 20,
                                                          1996                 1997         1998
                                                          ----                 ----         ----
                   ASSETS                                                               (Unaudited)
                   ------
CURRENT ASSETS:
  Cash                                               $  3,349,908         $  3,936,961  $   185,355
  Accounts receivable, net of allowance for
    doubtful accounts of $25,000 for each period        2,044,976            1,891,858    1,599,712
  Inventory                                             1,956,600            1,877,423    1,752,466
  Prepaid expenses and other assets                       405,172              129,143       35,217
                                                     ------------         ------------  -----------
      Total current assets                              7,756,656            7,835,385    3,572,750
PROPERTY, PLANT AND EQUIPMENT, net                      5,363,338            5,313,867    4,722,860
                                                     ------------         ------------  -----------
      Total Assets                                   $ 13,119,994         $ 13,149,252  $ 8,345,610
                                                     ============         ============  ===========

    LIABILITIES AND STOCKHOLDERS' EQUITY
    ------------------------------------
CURRENT LIABILITIES:
  Accounts payable                                   $    716,969         $    508,422  $   199,100
  Notes payable - stockholders                             85,000              285,000            -
  Accrued legal expenses                                  975,000              825,000      150,000
  Accrued expenses                                        215,060               42,162       86,565
  Other liabilities                                       300,000              300,000      300,000
                                                     ------------         ------------  -----------
      Total Current Liabilities                         2,292,029            1,960,584      735,665

LONG-TERM LIABILITIES                                     285,000                    -            -
                                                     ------------         ------------  -----------
      Total Liabilities                                 2,577,029            1,960,584      735,665
COMMITMENT AND CONTINGENCIES
STOCKHOLDERS' EQUITY                                   10,542,965           11,188,668    7,609,945
                                                     ------------         ------------  -----------
      Total Liabilities and Stockholders' equity     $ 13,119,994         $ 13,149,252  $ 8,345,610
                                                     ============         ============  ===========

 The accompanying notes are an integral part of these combined balance sheets.

                J.C. POTTER SAUSAGE COMPANY, INC. AND AFFILIATES


                         COMBINED STATEMENTS OF INCOME



                                                                                          For the Period
                              For the Year Ended June 30,       For the Nine Months        July 1, 1997
                         -------------------------------------     Ended March 31,       Through March 20,
                             1995         1996         1997              1997                  1998
                             ----         ----         ----              ----                  ----
                                                                               (Unaudited)
NET SALES                $29,145,261  $32,871,810  $37,277,438        $ 27,647,260         $ 26,411,544
COST OF GOODS SOLD        21,195,419   26,101,154   30,835,110          24,677,291           19,744,782
                         -----------  -----------  -----------       -------------         ------------
   Gross profit            7,949,842    6,770,656    6,442,328           2,969,969            6,666,762
                         -----------  -----------  -----------       -------------         ------------
SELLING, GENERAL AND
ADMINISTRATIVE
EXPENSES:                  4,511,545    4,623,814    4,828,112           1,790,536            3,967,620
                         -----------  -----------  -----------       -------------         ------------
   Income from operations  3,438,297    2,146,842    1,614,216           1,179,433            2,699,142
INTEREST AND OTHER
INCOME                        91,388       97,302      166,613              35,401               61,174
                         -----------  -----------  -----------       -------------         ------------
   Income before provision
     for income taxes      3,529,685    2,244,144    1,780,829           1,214,834            2,760,316
PROVISION FOR INCOME
TAXES                       (804,213)    (355,224)    (147,479)            (58,946)            (590,017)
                         -----------  -----------  -----------       -------------         ------------
   Net income             $2,725,472   $1,888,920   $1,633,350        $  1,155,888         $  2,170,299
                         ===========  ===========  ===========       =============         ============


   The accompanying notes are an integral part of these combined statements.

                J.C. POTTER SAUSAGE COMPANY, INC. AND AFFILIATES


             COMBINED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY




                                                    Additional
                               Common     Common     Paid-In       Retained
                               Stock      Stock      Capital       Earnings     Total
                               -----      -----      -------       --------     -----
BALANCE, June 30, 1994           419,300   $419,300  $    -         $7,730,626   $8,149,926
 Net income                         -          -          -          2,725,472    2,725,472
 Distributions to stockholders      -          -          -         (1,149,971)  (1,149,971)
                               ---------  ---------  ----------     -----------  -----------
BALANCE, June 30, 1995           419,300    419,300       -          9,306,127    9,725,427
 Net income                         -          -          -          1,888,920    1,888,920
 Distributions to stockholders      -          -          -         (1,071,382)  (1,071,382)
                               ---------  ---------  ----------     -----------  -----------
BALANCE, June 30, 1996           419,300    419,300       -         10,123,665   10,542,965
 Net income                          -          -         -          1,633,350    1,633,350
 Distributions to stockholders  (150,300)  (150,300)    150,300       (987,647)    (987,647)
                               ---------  ---------  ----------    -----------  -----------
BALANCE, June 30, 1997           269,000    269,000     150,300     10,769,368   11,188,668
 Net income (unaudited)              -          -         -          2,170,299    2,170,299
 Distributions to stockholders
 (unaudited)                         -          -         -         (5,749,022)  (5,749,022)
                               ---------  ---------  ----------    -----------  -----------
BALANCE, March 20, 1998
 (unaudited)                     269,000   $269,000    $150,300     $7,190,645   $7,609,945
                               =========  =========  ==========    ===========  ===========

   The accompanying notes are an integral part of these combined statements.

                J.C. POTTER SAUSAGE COMPANY, INC. AND AFFILIATES


                       COMBINED STATEMENTS OF CASH FLOWS



                                                                                                           For the Period
                                            For the Year Ended June 30,             For the Nine Months     July 1, 1997
                                        ------------------------------------           Ended March 31,    Through March 20,
                                        1995         1996         1997                     1997                1998
                                        ----         ----         ----                     ----                 ----
                                                                                                  (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                              $2,725,472   $1,888,920  $1,633,350            $1,155,888             $2,170,299
 Adjustments to reconcile net income to
  cash flows provided by operating
  activities-
  Depreciation                              778,156      875,836     846,992               572,098                612,060
  (Increase) decrease in accounts
   receivable                              (378,394)    (401,335)    153,118              (725,628)               292,146
  (Increase) decrease in inventory          (10,495)    (399,247)     79,177               (77,409)               124,957
  (Increase) decrease in prepaid
   expenses and other assets               (299,751)     (21,541)    276,029               172,570                 93,926
  Increase (decrease) in accounts
   payable                                  131,182      259,307    (208,547)             (404,692)              (309,322)
  Increase (decrease) in accrued
   expenses                                 581,936      (95,994)   (172,898)             (139,725)               (22,538)
  (Decrease) in notes payable -
   stockholder                             (317,999)     (14,566)    (85,000)              (30,000)              (285,000)
  (Decrease) in accrued legal expenses      (78,895)    (235,706)   (150,000)             (112,500)              (375,000)
                                        -----------  -----------  ----------        --------------         --------------
    Net cash flows provided by
    operating activities                  3,131,212    1,855,674   2,372,221               410,602              2,301,528
                                        -----------  -----------  ----------        --------------         --------------
CASH FLOWS FROM INVESTING
 ACTIVITIES:
 Purchases of equipment                  (1,634,597)    (458,644)   (797,521)             (635,342)              (304,112)
                                        -----------  -----------  ----------        --------------         --------------
    Net cash flows used in investing
    activities                           (1,634,597)    (458,644)   (797,521)             (635,342)              (304,112)
                                        -----------  -----------  ----------        --------------         --------------
CASH FLOWS FROM FINANCING
ACTIVITIES:
Distributions to stockholders            (1,149,971)  (1,071,382)   (987,647)                    -             (5,749,022)
                                        -----------  -----------  ----------        --------------         --------------
    Net cash used in financing
    activities                           (1,149,971)  (1,071,382)   (987,647)                    -             (5,749,022)
                                        -----------  -----------  ----------        --------------         --------------
NET INCREASE (DECREASE) IN CASH
 AND CASH EQUIVALENTS                       346,644      325,648     587,053              (224,740)            (3,751,606)

CASH, beginning of period                 2,677,616    3,024,260   3,349,908             3,349,908              3,936,961
                                        -----------  -----------  ----------        --------------         --------------
CASH, end of period                      $3,024,260   $3,349,908  $3,936,961            $3,125,168             $  185,355
                                        ===========  ===========  ==========        ==============         ==============


 The accompanying notes are an integral part of these combined statements.

                J.C. POTTER SAUSAGE COMPANY, INC. AND AFFILIATES


                     NOTES TO COMBINED FINANCIAL STATEMENTS

                        JUNE 30, 1995 AND 1996 AND 1997



1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Presentation

The accompanying combined financial statements present the accounts of J.C. Potter Sausage Company, Inc. (Sales), Potter Sausage Processing Company, Inc. (Processing), Potter's Farm, Inc. (Farm), Potter Rendering Company, Inc. (Rendering), and Potter Leasing Company, LLP (Leasing) (collectively "J.C. Potter Sausage Company, Inc. and Affiliates" or "the Company"), which produce and distribute sausage and related products primarily in Oklahoma and surrounding states. The accompanying balance sheets reflect the combined financial position as of June 30, 1996 and 1997, and the unaudited combined financial position as of March 20, 1998. The accompanying statements of income, stockholders' equity and cash flows reflect the combined results of operations for the twelve months ended June 30, 1995, 1996, and 1997, and the unaudited combined results of operations for the nine months ended March 31, 1997, and the period from July 1, 1997 through March 20, 1998. The companies are held by common shareholders.

These financial statements have been prepared pursuant to an Asset Purchase Agreement between the stockholders and Atlantic Premium Brands, Ltd. ("Atlantic") whereby Atlantic is expected to acquire substantially all assets and assume certain liabilities of the Company.

Revenue Recognition

The Company records sales when product is delivered to its customers.

Inventory

Inventory is stated at the lower of cost or market and is comprised primarily of packaged meat products, raw materials to be processed and packaging supplies and ingredients. Cost is determined using the first-in, first-out (FIFO) method.

Property, Plant and Equipment

Property, plant and equipment consists of land, buildings and building improvements, office and warehouse equipment and delivery vehicles and is stated at cost. Depreciation is provided under the straight-line and various accelerated methods over the following estimated useful lives:


   Buildings and improvements   10 years
   Furniture and fixture       3-5 years
   Machinery and equipment     3-5 years
   Vehicles                    3-5 years

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues, expenses, gains and losses during the reporting periods. Actual results could differ from these estimates.

Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, Disclosure about Fair Value of Financial Instruments" (SFAS No. 107), requires disclosures of fair value information about financial instruments, whether or not recognised in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates of future cash flows. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The carrying values of current assets and current liabilities approximate fair value because of the relatively short maturities of these instruments. The fair value of the Company's note payable is estimated using a discounted cash flow analysis based on the Company's borrowing cost for similar credit facilities at February 28, 1998. Unless otherwise indicated, management believes the carrying value of all financial instruments approximates fair value.

This disclosure related to financial instruments only. The fair value assumptions were based upon subjective estimates of market conditions and perceived risks of the financial instruments.

Significant Customers

During the years ended June 30, 1995, 1996 and 1997, sales to one customer were approximately 10% of net sales for each year.

Income Taxes

Potter Leasing Company and Potter Farm, Inc. are subchapter S corporations for income tax purposes and, as such, taxable income or loss from these companies for the periods was included in the individual income tax returns of its owners for federal and state income tax purposes. As a result, no provision for income taxes has been included in the accompanying combined statements of income for Potter.

J.C. Potter Sausage Company, Inc., Potter Sausage Processing Company, Inc., and Potter Rendering Company, Inc. are C corporations for income tax purposes and, as a result, accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 (SFAS 109) for income taxes.

Accounting Pronouncements

During June 1997, the FASB issued Statement No. 130 (SFAS No. 130), "Reporting Comprehensive Income," which establishes standards for reporting and display of comprehensive income and its components in a full set of general purpose financial statements. SFAS No. 130 is effective for fiscal years beginning after December 15, 1997. Management has not determined that the implementation of SFAS No. 130 will have any impact on the Company's financial statements.

During July 1997, the FASB issued Statement No. 131 (SFAS No. 131), "Disclosures About Segments of an Enterprise and Related Information," which establishes a new approach for determining segments within a company and reporting information on those segments. SFAS No. 131 is effective for fiscal years beginning after December 15, 1997. Management has not yet determined whether the implementation of SFAS No. 131 will have any impact on the Company's current method of disclosing business segment information.
Management has not determined that the implementation of SFAS No. 131 will have any impact on the Company's current method of disclosing business segment information.

2. INVENTORY:

Inventories consisted of the following as of:



                          June 30,
                   ----------------------   March 20,
                        1996        1997        1998
                        ----        ----        ----
                                           (Unaudited)
Raw materials      $  822,320  $  873,393   $  875,636
Work-in-process        64,474     105,355       66,454
Finished products   1,069,806     898,675      810,376
                   ----------  ----------  -----------
  Total            $1,956,600  $1,877,423   $1,752,466
                   ========== ===========  ===========

3. PROPERTY, PLANT AND EQUIPMENT:

Property, plant and equipment consisted of the following as of:



                                          June 30,
                                   ----------------------      March 20,
                                        1996        1997         1998
                                        ----        ----         ----
                                                              (Unaudited)
Land                                 $   27,076   $   27,076    $   27,076
Buildings and improvements            3,625,368    3,625,368     3,625,368
Furniture and fixtures                1,657,958    1,703,503     1,701,866
Machinery and equipment               5,701,565    6,028,019     6,063,960
Vehicles                              3,237,114    3,618,652     3,655,401
                                    -----------  -----------  ------------
                                     14,249,081   15,002,618    15,073,671
Less - Accumulated depreciation      (8,885,743)  (9,688,751)  (10,300,811)
                                    -----------  -----------  ------------
Property, plant and equipment, net   $5,363,338   $5,313,867    $4,722,860
                                    ===========  ===========  ============

Depreciation expense for the years ended June 30, 1995, 1996 and 1997, and for the nine months ended March 31, 1997, and for the period from July 1, 1997 through March 20, 1998, was $778,156, $875,836, $846,992, $572,098 and
$612,060, respectively.

4. NOTES PAYABLE TO RELATED PARTIES:

Interest rates on unsecured notes payable to stockholders range from 6% to 10%. Interest expense related to these notes for the years ended June 30, 1995, 1996 and 1997, and for the nine months ended March 31, 1997, and for the period ended March 20, 1998, was $26,400, $28,275, $27,300, $17,550 and $-0-,
respectively. Based on the borrowing rates available to the Company for bank loans with similar terms and average maturities, the face value of the notes approximate fair value.

5. INCOME TAXES:

The (provision) benefit for income taxes in the accompanying combined statement of income were comprised of the following:



              For the Year Ended June 30,
           ----------------------------------
              1995        1996        1997
              ----        ----        ----

Current:
  Federal  $ (612,828) $ (318,730) $ (156,708)
  State       (98,818)    (56,853)    (13,017)
           ----------  ----------  ----------
             (711,646)   (375,583)   (169,725)
           ----------  ----------  ----------
Deferred:
  Federal     (75,780)     16,667      20,689
  State       (16,787)      3,692       1,557
           ----------  ----------  ----------
              (92,567)     20,359      22,246
           ----------  ----------  ----------
  Total    $ (804,213) $ (355,224) $ (147,479)
           ==========  ==========  ==========


Deferred tax assets (liabilities) were comprised of the following as of:


                                      June 30,
                               ----------------------
                               1996        1997
                               ----        ----
Accounts Receivable            $  (16,382)  $ (20,630)
Inventory                         (24,781)    (14,159)
Property, plant and equipment    (458,011)   (542,620)
Accrued legal expenses            376,350     318,450
Other                             (43,258)    115,123
                               ----------  ----------
  Total                        $ (166,082)  $(143,836)
                               ==========  ==========

The statutory federal income tax rate, reconciled to the effective income tax rate as recorded in the accompanying combined financial statements is as follows:



                        For the Years Ended June 30,
                     ----------------------------------
                         1995        1996        1997
                         ----        ----        ----

Statutory Federal
  income tax rate       34.0%       34.0%       34.0%
Income from
  S-corporation
  operations, not
  subject to income
  taxes                (20.3)      (25.9)      (30.0)
State income taxes,
  net of federal
  benefits               4.6         4.6         4.6
Other                    4.5         3.1        (0.3)
                     -------     -------     -------
                        22.8%       15.8%        8.3%
                      ======      ======     =======

Income taxes - Pro Forma (unaudited)

The provision for income taxes included in the accompanying combined statement of income would have been higher by approximately $558,000, $511,000, $540,000, $410,000 and $475,000, respectively, for the years ended June 30, 1995, 1996 and 1997, and for the nine months ended March 31, 1997, and for the period from July 1, 1997 through March 20, 1998, if all of the operations had been subject to federal and state income taxes (see Note 1).

6. CONTINGENCIES:

Through December 1, 1996, the Company was self-insured for workers' compensation claims. As of June 30, 1996, the Company had several outstanding claims that are in various stages. The accompanying financial statements reflect a liability for management's estimate of claims to be paid. However, actual results could differ from the amount recorded.

In August 1997, the Company reached a settlement in a lawsuit brought against the Company in 1992. The Company settled for $675,000 and incurred legal fees all of which had been accrued or paid as of June 30, 1997.

7. SUMMARIZED COMBINING FINANCIAL INFORMATION (unaudited):

Summarized combining financial information (before eliminations):


                                                                For the Year Ended June 30, 1997
                                     --------------------------------------------------------------------------------------
                                                   Sales                 Farm                Rendering             Leasing
                                                   -----                 ----                ---------             -------
Current assets                               $  6,932,090           $   680,676            $  204,221            $   18,398
Noncurrent assets                               3,908,116                11,839               109,461             1,284,451
Current liabilities                             1,638,903                74,993                41,688               205,000
Equity                                          9,201,303               617,522               271,994             1,097,849
Net sales                                      36,406,899            15,114,029               870,539               336,707
Income from operations                            525,339               226,952               299,111               166,828
Net income                                   $    513,798           $   613,004            $  310,270            $  196,278


                                                         For the Year Ended June 30, 1996
                        ---------------------------------------------------------------------------------------------------
                                    Sales             Processing                Farm               Rendering       Leasing
                                    -----             ----------                ----               ---------       -------
Current assets                $  4,157,415           $ 2,516,516           $   448,730             $ 300,679     $  333,316
Noncurrent assets                  965,816             3,210,966                11,475               141,826      1,033,255
Current liabilities              1,970,475               192,733               103,124                25,697              -
Noncurrent liabilities                   -                     -                     -                80,000        205,000
Equity                           3,152,756             5,534,749               357,081               336,808      1,161,571
Net sales                       31,882,666            20,774,110            12,109,172               989,144        503,529
Income from operations           1,364,081              (242,582)              108,152               412,108        310,296
Net income                     $   995,316           $  (125,408)          $   303,067             $ 415,154     $  300,791

8. 401(k) SAVINGS PLAN:

The Company maintains a 401(k) savings plan for all of its employees who have completed one year of service. The Company provides matching contributions equal to 50% of an employee's contribution up to such employee's 6% contribution. During the twelve months ended June 30, 1995, 1996 and 1997, and the nine months ended March 31, 1997, and for the period from July 1, 1997, through March 20, 1998, the Company's expense under this plan was $74,088, $76,993, $62,784, $30,597 and $50,296, respectively.

9. SUBSEQUENT EVENT:

On March 20, 1998, substantially all of the assets and certain liabilities of the Company were acquired by a wholly owned subsidiary of Atlantic Premium Brands, Ltd. As a result, a new basis of accounting was established in accordance with the purchase method.

                    PRO FORMA CONSOLIDATED FINANCIAL DATA

     The following Pro Forma Consolidated Financial Data includes the unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 and the three months ended March 31, 1998. The unaudited Pro Forma Consolidated Statement of Operations are adjusted to give effect to (i) the consummation of the acquisition of the J.C. Potter Sausage Company, Inc., (ii) the acquisition of new debt to complete the transaction described in (i) and
(iii) the retirement of existing debt. An unaudited pro forma balance sheet has not been prepared since the acquisition of the above company was reflected in the company's balance sheet of March 31, 1998 as filed in its current report on Form 10-Q.

     The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The Pro Forma Consolidated Financial Data should be read in conjunction with the Company's Financial Statements and related notes thereto and the financial statements and related notes of J.C. Potter Sausage Company, Inc. The unaudited Pro Forma
 Consolidated Financial Data do not purport to represent what the Company's results of operations or financial position would have been had any of the above events occurred on January 1, 1997, or to project the Company's results of operations or financial position for or at any future period or date.

                           ATLANTIC PREMIUM BRANDS
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                 (UNAUDITED)

                                                                         J.C. Potter      Pro Forma          Pro Forma
                                                   The Company             Sausage       Adjustments          Combined
                                                   -----------           ----------      ------------        ----------
Net Sales                                          41,349,414            7,446,259       (285,894)(a)        48,509,779
Cost Sales                                         35,949,078            5,108,207       (285,894)(a)        40,771,391
                                                   -----------          ----------      ---------            ----------

     Gross profit                                   5,400,336            2,338,052              -             7,738,388
                                                   -----------          ----------      ---------            ----------

Selling, general and
  administrative expenses:
  Salaries and benefits                             2,117,714              372,045              -             2,489,759
  Other operating expenses                          2,184,844              804,374              -             2,989,218
  Depreciation and amortization                       428,057              152,793         47,981(b)            628,831
                                                   -----------          ----------      ---------            ----------

  Total operating expense                           4,730,615            1,329,212         47,981             6,107,808
                                                   -----------          ----------      ---------            ----------

     Income from operations                           669,721            1,008,840        (47,981)            1,630,580

Interest income (expense)                            (363,827)              28,338       (264,951)(c)          (600,400)
Other income                                          122,582                    -              -               122,582
                                                   -----------          ----------      ---------            ----------

  Total nonoperating income (expense)                (241,245)              28,338       (264,951)             (477,858)
                                                   -----------          ----------      ---------            ----------

     Income before income tax (provision)             428,476            1,037,178       (312,932)            1,152,722

Income tax benefit (provision)                        315,500             (369,602)       (30,749)(d)           (84,851)
                                                   -----------          ----------      ---------            ----------

Net income before extraordinary loss                  743,976              667,576       (343,681)            1,067,871

Extraordinary loss on early extinguishment
     of debt, net of income tax benefit               194,993                    -              -               194,933
                                                   -----------          ----------      ---------            ----------

Net income                                            548,983              667,576       (343,681)              872,878
                                                   ==========           ==========      =========            ==========


            NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998

(a)     Adjustment to eliminate sales between J.C. Potter Sausage and Atlantic Premium Brands subsidiaries

(b)     To reflect the impact of the different bases of acquired property, plant and equipment as calculated below:

        Depreciation expense on acquired assets                                        $      200,774
        Less: Depreciation expense recorded by
                    acquired company                                                         (152,793)
                                                                                       --------------
                                                                                       $       47,981
                                                                                       ==============
(c)     To reflect interest expense in connection with the debt refinancing

        Interest on term debt                                                          $     (255,313)
        Interest on senior subordinated note                                                 (162,500)
        Amortization of discount on senior subordinated note                                  (51,250)
        Interest on line of credit                                                           (159,716)
        Interest expense on old debt                                                          363,827
                                                                                       --------------
                                                                                       $     (264,951)
                                                                                       ==============
(d)     Income tax provision on full pre-tax income



                            ATLANTIC PREMIUM BRANDS
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                        J.C. Potter        Pro Forma          Pro Forma
                                                  The Company             Sausage         Adjustments          Combined
                                                  -----------           ----------        ------------        ----------
Net Sales                                         172,198,494           37,028,436        (1,143,576)(a)      208,083,354
Cost Sales                                        152,608,121           29,920,230        (1,143,576)(a)      181,384,775
                                                  -----------           ----------        ----------           ----------

     Gross profit                                  19,590,373            7,108,206                 -           26,698,579
                                                  -----------           ----------        ----------           ----------

Selling, general and
  administrative expenses:
  Salaries and benefits                             7,997,062            1,402,721                 -            9,399,783
  Other operating expenses                          8,493,832            2,719,638                 -           11,213,470
  Depreciation and amortization                     1,381,221              821,043           (17,948)(b)        2,184,316
                                                  -----------           ----------        ----------           ----------

  Total operating expense                          17,872,115            4,943,402           (17,948)          22,797,569
                                                  -----------           ----------        ----------           ----------

     Income from operations                         1,718,258            2,164,804            17,948            3,901,010

Interest income (expense)                          (1,692,610)              63,705          (822,503)(c)       (2,451,408)
Other income                                          381,209              568,180                 -              949,389
                                                  -----------           ----------        ----------           ----------

  Total nonoperating income (expense)              (1,311,401)             631,885          (822,503)          (1,502,019)
                                                  -----------           ----------        ----------           ----------

     Income before income tax provision               406,857            2,796,689          (804,555)           2,398,991

Income tax provision                                   50,000              513,725           565,797(d)         1,129,522
                                                  -----------           ----------        ----------           ----------

Net income                                            356,857            2,282,964        (1,370,352)           1,269,469
                                                  ===========           ==========        ==========           ==========


            NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

(a)     Adjustment to eliminate sales between J.C. Potter Sausage and Atlantic Premium Brands subsidiaries

(b)     To reflect the impact of the different bases of acquired property, plant and equipment as calculated below:

        Depreciation expense on acquired assets                                             $           803,095
        Less: Depreciation expense recorded by
                acquired company                                                                       (821,043)
                                                                                            -------------------
                                                                                            $           (17,948)
                                                                                            ===================
(c)     To reflect interest expense in connection with the debt refinancing

        Interest on term debt                                                               $        (1,021,250)
        Interest on senior subordinated note                                                           (650,000)
        Amortization of discount on senior subordinated note                                           (205,000)
        Interest on line of credit                                                                     (638,863)
        Interest expense on old debt                                                                 (1,692,610)
                                                                                            -------------------
                                                                                            $        (4,207,723)
                                                                                            ===================
(d)     Income tax provision on full pre-tax income


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATLANTIC PREMIUM BRANDS, LTD.


                                        By:    /s/ Thomas M. Dalton
                                               ---------------------
                                        Name:  Thomas M. Dalton
                                        Title: Chief Financial Officer




Dated:  June 4, 1998

                                 Exhibit Index
                                 -------------




Exhibit #                             Description
---------    -----------------------------------------------------------------
    2        Asset Purchase Agreement dated as of March 6, 1998 among Potter's
             Acquisition Corp., J.C. Potter Sausage Company, Potter's Farm,
             Inc., Potter Rendering Co. and Potter Leasing Company, Ltd. (1)



__________________
(1) Filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference.